UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 20, 2021

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K furnished by Guaranty Bancshares, Inc., a Texas corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 19, 2021 (the “Original Form 8-K”). The purpose of this Amendment is to retroactively adjust the per common share data for all periods presented in the financial information furnished in Exhibit 99.1 to the Original Form 8-K to give effect to the 10% stock dividend issued in the first quarter of 2021.

Item 2.02. Results of Operations and Financial Condition.

On April 19, 2021, the Company filed the Original Form 8-K in which it furnished a copy of the earnings release announcing its financial results for the fiscal quarter ended March 31, 2021 (the “Original Earnings Release”).

The first table below, under the heading “Original Earnings Release,” was previously reported in the Original Earnings Release under “Results of Operations,” and the second table below under the heading “Adjusted Earnings Release,” includes retroactive adjustments to per common share data to reflect the 10% stock dividend issued in the first quarter of 2021:

	Original Earnings Release
	Quarter Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
PER COMMON SHARE DATA
Weighted-average common shares outstanding, basic	11,528,140	10,966,504	11,012,060	11,025,924	11,432,391
Earnings per common share, basic	$0.95	$0.90	$0.92	$0.10	$0.55
Net core earnings per common share, basic†	0.85	0.87	1.01	0.95	0.80

	Adjusted Earnings Release
	Quarter Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
PER COMMON SHARE DATA*
Weighted-average common shares outstanding, basic	12,038,638	12,063,154	12,113,266	12,128,516	12,575,630
Earnings per common share, basic	$0.91	$0.82	$0.84	$0.09	$0.50
Net core earnings per common share, basic†	0.81	0.79	0.92	0.86	0.73

* Adjusted retroactively for all quarters presented to give effect to the 10% stock dividend issued during the first quarter of 2021.
† Non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included in the schedules accompanying this release.

The first table below, under the heading “Original Earnings Release,” includes the information previously reported in the Original Earnings Release, and the second table below, under the heading “Adjusted Earnings Release,” includes retroactive adjustments to per common share data to reflect the 10% stock dividend issued in the first quarter of 2021:

	Original Earnings Release
	Quarter Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
PER COMMON SHARE DATA
Earnings per common share, basic	$0.95	$0.90	$0.92	$0.10	$0.55
Earnings per common share, diluted(1)	0.94	0.90	0.92	0.10	0.55
Cash dividends per common share	0.20	0.20	0.20	0.19	0.19
Book value per common share - end of quarter	23.24	24.93	24.29	23.50	22.79
Tangible book value per common share - end of quarter(2)	20.34	21.72	21.07	20.27	19.58
Common shares outstanding - end of quarter	12,053,597	10,935,415	10,988,239	11,013,804	11,128,556
Weighted-average common shares outstanding, basic	11,528,140	10,966,504	11,012,060	11,025,924	11,432,391
Weighted-average common shares outstanding, diluted(1)	11,667,278	11,019,292	11,012,060	11,025,924	11,432,391

NON-GAAP PER COMMON SHARE DATA
Net core earnings per common share, basic†	$0.85	$0.87	$1.01	$0.95	$0.80

	Adjusted Earnings Release
	Quarter Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
PER COMMON SHARE DATA*
Earnings per common share, basic	$0.91	$0.82	$0.84	$0.09	$0.50
Earnings per common share, diluted(1)	0.90	0.82	0.84	0.09	0.50
Cash dividends per common share	0.20	0.18	0.18	0.17	0.17
Book value per common share - end of quarter	23.24	22.67	22.08	21.37	20.72
Tangible book value per common share - end of quarter(2)	20.34	19.74	19.15	18.43	17.80
Common shares outstanding - end of quarter	12,053,597	12,028,957	12,087,063	12,115,184	12,241,412
Weighted-average common shares outstanding, basic	12,038,638	12,063,154	12,113,266	12,128,516	12,575,630
Weighted-average common shares outstanding, diluted(1)	12,177,776	12,121,221	12,113,266	12,128,516	12,575,630

NON-GAAP PER COMMON SHARE DATA*
Net core earnings per common share, basic†	$0.81	$0.79	$0.92	$0.86	$0.73

* Adjusted retroactively for all quarters presented to give effect to the 10% stock dividend issued during the first quarter of 2021.
† Non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included in the schedules accompanying this release.

(1) Outstanding options and the closing price of the company's stock as of September 30, June 30 and March 31, 2020 had an anti-dilutive effect on each respective quarter end's weighted-average common shares outstanding; therefore, the effect of their conversion has been excluded from the calculation of the diluted weighted-average common shares outstanding for those periods. The diluted EPS for those quarters has been calculated using the basic weighted-average shares outstanding in order to comply with GAAP. There was not an anti-dilutive effect for the quarters ended March 31, 2021 and December 31, 2020.

(2) See Reconciliation of non-GAAP Financial Measures table.

References in the Original Earnings Release narrative to earnings per share for the quarters ended December 31, 2020 and March 31, 2020 should have read $0.82 and $0.50 per basic share, respectively, instead of $0.90 and $0.55 per basic share, respectively. Additionally, in the Exhibit 99.2 narrative of the Original Earnings Release, cash dividends for 4Q20 should have read $0.18 per common share instead of $0.20 per common share.

The two tables below reflect non-GAAP reconciliations, and include the information previously reported in the Original Earnings Release under the heading “Original Earnings Release”, and appropriate adjustments to per common share data for prior quarters to reflect the 10% stock dividend issued in the first quarter of 2021 under the heading “Adjusted Earnings Release”. The second table was also included in the Earnings Call Presentation included with the Original Form 8-K:

	As of
	2021	2020
	March 31	December 31	September 30	June 30	March 31
Total shareholders’ equity	$280,097	$272,643	$266,853	$258,875	$253,646
Adjustments:
Goodwill	(32,160)	(32,160)	(32,160)	(32,160)	(32,160)
Core deposit intangible, net	(2,786)	(2,999)	(3,213)	(3,426)	(3,639)
Total tangible common equity	$245,151	$237,484	$231,480	$223,289	$217,847

ORIGINAL EARNINGS RELEASE
Common shares outstanding - end of quarter	12,053,597	10,935,415	10,988,239	11,013,804	11,128,556
Book value per common share	$23.24	$24.93	$24.29	$23.50	$22.79
Tangible book value per common share	20.34	21.72	21.07	20.27	19.58

ADJUSTED EARNINGS RELEASE
Common shares outstanding - end of quarter*	12,053,597	12,028,957	12,087,063	12,115,184	12,241,412
Book value per common share*	$23.24	$22.67	$22.08	$21.37	$20.72
Tangible book value per common share*	20.34	19.74	19.15	18.43	17.80

* Adjusted retroactively for all quarters presented to give effect to the 10% stock dividend issued during the first quarter of 2021.

	Quarter Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
Net earnings	$10,962	$9,915	$10,134	$1,075	$6,278
Adjustments:
Provision for credit losses	—	—	(300)	12,100	1,400
Income tax provision (benefit)	2,336	2,290	2,350	(190)	1,445
PPP loans, including fees	(3,513)	(2,654)	(1,076)	(2,540)	—
Net interest expense on PPP-related borrowings	—	—	3	31	—
Net core earnings	$9,785	$9,551	$11,111	$10,476	$9,123

ORIGINAL EARNINGS RELEASE
Weighted-average common shares outstanding, basic	11,528,140	10,966,504	11,012,060	11,025,924	11,432,391
Earnings per common share, basic	$0.95	$0.90	$0.92	$0.10	$0.55
Net core earnings per common share, basic	0.85	0.87	1.01	0.95	0.80

ADJUSTED EARNINGS RELEASE
Weighted-average common shares outstanding, basic*	12,038,638	12,063,154	12,113,266	12,128,516	12,575,630
Earnings per common share, basic*	$0.91	$0.82	$0.84	$0.09	$0.50
Net core earnings per common share, basic*	0.81	0.79	0.92	0.86	0.73

* Adjusted retroactively for all quarters presented to give effect to the 10% stock dividend issued during the first quarter of 2021.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2021

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer